BRIGLIO & CHEUNG
                     CERTIFIED PUBLIC ACCOUNTANTS


                     Independent Auditors Report
                  -----------------------------------


     Board of Directors
     Saddleback Investment Services, Inc. DBA American National Mortgage Santa Ana, CA


     We have audited the accompanying balance sheet of Saddleback Investment Services, Inc. DBA American National Mortgage as of October 31, 2001 and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted the audit in accordance with Generally Accepted Auditing Standards accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audit provides a reasonable basis for our opinion.

     In our opinion. the financial statements referred to above present fairly, in all material respects, the financial position of Saddleback Investments Services, Inc. DBA American National Mortgage at October 31, 2001 and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     In Accordance with GOVERNMENT AUDITING STANDARDS and the CONSOLIDATED AUDIT GUIDE FOR AUDITS OF HUD PROGRAMS issued by the US Department of Housing and Urban Development, we have also issued a report dated November 7, 2001 on our consideration of the Company's internal controls and a report dated November 7, 2001 on its compliance with specific requirements applicable to major HUD programs. These reports are an integral part of an audit performed in accordance with GOVERNMENT AUDIT STANDARDS and should be read in conjunction with this report in considering the results of our audit.

     Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



     /s/ BRIGLIO & CHEUNG
     ---------------------
     Alhambra, California
     Matthew Briglio - Audit Partner
     November 7, 2001
     ID #95-4522452


                  2845 W. Valley Boulevard * Alhambra, CA 91803-1818
                        (626) 289-7600 * Fax: (626) 289-7100





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                        SADDLEBACK INVESTMENT SERVICES, INC.
                                        DBA
                              AMERICAN NATIONAL MORTGAGE

                                  BALANCE SHEETS
                                       AS OF
                                 OCTOBER 31, 2001

                            ASSETS


Current Assets
   Cash                                                    $    97,032
   Accounts Receivable                                          94,645
   Loans Held for Sale                                         176,452
                                                           -------------
      Total Current Assets                                     368,129

Property and Equipment
   Furniture and Equipment                        87,216
      Allowances for Depreciation of             (75,398)       11,818
Investment Property                                            295,000
Stock Investment                                               190,000
Security Deposit                                                   500
                                                           -------------
      TOTAL ASSETS                                         $   865,447
                                                           =============

                   LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
   Accrued Expenses                                        $     2,504
   Warehouse Line of Credit                                $   176,452
   Credit Line                                             $    38,957
   Income Tax Payable - Current                                    800
   Income Tax Payable - Deferred                                58,000
                                                           -------------
      Total current liabilities                                276,713
                                                           -------------

   Mortgage Note - Investment Property                          60,000
                                                           -------------

   TOTAL LIABILITIES                                           336,713

STOCKHOLDER'S EQUITY
   Common Stock - No Par Value, 10,000 authorized and
     10,000 shares issued Outstanding - Stated Value            10,000
   Paid in Capital                                             382,438
   Retained Earnings                                           136,296
                                                           -------------
      TOTAL STOCKHOLDER'S EQUITY                               528,734
                                                           -------------
         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY        $   865,447
                                                           =============




               The accompanying notes to the financial statements are an integral part of these financial statements.





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                        SADDLEBACK INVESTMENT SERVICES, INC.
                                        DBA
                              AMERICAN NATIONAL MORTGAGE

                     STATEMENT OF INCOME AND RETAINED EARNINGS
                                 FOR THE YEAR ENDED
                                  OCTOBER 31, 2001




REVENUES
  Fee and Commission Income                        $   411,806
  Gain on Stock Investment                             190,000
                                                   --------------
                                                       601,806

EXPENSES
  Salaries and Direct Loan Costs                       258,345
  Office and Administration Costs                       38,528
  Rent Expenses                                          9,550
  Advertising and Business Promotion                       435
  Interest                                              10,532
  Insurance                                              2,691
  Professional Fees                                        900
  Depreciation                                           5,703
                                                   --------------
                                                       326,684
                                                   --------------
NET INCOME BEFORE INCOME TAXES                         275,122

  Provision for Income Taxes                            58,800

NET INCOME                                          $  216,322
                                                   ==============
RETAINED EARNINGS AT NOVEMBER 1, 2000                  (80,026)
                                                   --------------
RETAINED EARNINGS AT OCTOBER 31, 2001                  136,296
                                                   ==============






               The accompanying notes to the financial statements are an integral part of these financial statements.





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                        SADDLEBACK INVESTMENT SERVICES, INC.
                                        DBA
                              AMERICAN NATIONAL MORTGAGE

                               STATEMENT OF CASH FLOWS
                                  OCTOBER 31, 2001




CASH FLOWS FROM OPERATING ACTIVITIES
   Cash received fees and Commissions        321,595
   Other Income                                    0       321,595

   Salaries and Direct Loan Costs            258,345
   Office and Administrative Costs            41,825
   Rent Expenses                               9,550
   Advertising and Business Promotion            435
   Interest                                   10,532
   Insurance                                   2,691
   Taxes Paid                                    800
   Professional Fees                             900       325,078
                                                       -------------
     NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES       (3,483)

CASH FLOW FROM INVESTMENT ACTIVITIES
   None
CASH FLOWS FROM FINANCING ACTIVITIES
   Credit Line Advances                        8,260
   Capital Contributed                        95,000
   Deposits Refunds                            2,827
   Warehouse Lines advances net of Sales       2,042
                                                       -------------
     NET CASH PROVIDED (USED) BY FINANCING ACTIVITES       108,129

     NET INCREASE (DECREASE) IN CASH                       104,646

     CASH AT BEGINNING OF PERIOD                            (7,614)

     CASH AT END OF PERIOD                                  97,032
                                                       =============

CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income (loss)                                       216,322
   Adjustment to reconcile to net cash from operations
     Depreciation                                            5,703
     Decrease in Accrued Expenses                           (3,297)
     Increase in Accounts Receivable                       (90,211)
     Increase in Stock Investment                         (190,000)
     Decrease in Income Taxes Payable - Current                  0
     Decrease in Income Taxes Payable - Deferred            58,000
                                                       -------------
     NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES       (3,483)



               The accompanying notes to the financial statements are an integral part of these financial statements.



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                      SADDLEBACK INVESTMENT SERVICES, INC.
                                       DBA
                           AMERICAN NATIONAL MORTGAGE

                          NOTES TO FXNANCIAL STATEMENTS

                                OCTOBER 31, 2001



NOTE A -ORGANIZATION

SADDLEBACK INVESTMENT SERVICES, INC. (the "company") was incorporated on November 9, 1992 under the laws of the State of California and began operations on or about that date when the bank accounts were open. The Company operates under a DBA American National Mortgage.


NOTE B -SUMMARY OF ACCOUNTING POLICIES

LICENSING AND REGULATIONS -The Company is regulated by the California Department of Real Estate and the United States Department of Housing and Urban Development ("HUD"). HUD requires the Company to conform to certain net worth, liquid assets and other conditions and requirements and to follow certain specific regulations issued from time to time by HUD.

REVENUES -The Company assists individuals, brokers and others in obtaining
long term trust dead   (mortgage) financing. Revenue is recognized when the
loan is funded. Any offsetting costs or expenses are also recognized when the loans are funded.

ACCOUNTS RECEIVABLE -Accounts receivable are fees earned on loans that have funded prior to the audit date and loans that were ready to fund as of the audit date and the commissions earned are received after the audit date. In addition, the Company obtained a judgment to recoup operating costs in the amount of $87,000. This judgment requires $3,500 monthly payments.

FURNITURE AND EQUIPMENT -Expenditures for repair and maintenance are charged against income as incurred. Betterments and major renewals are capitalized. Depreciation is computed on the straight line method over the useful life of the asset, generally five to seven years.

USE OF ESTIMATES -The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the basic financial statements and accompanying notes to the financial statements. Actual results could differ from these estimates.

CONTINGENT RIGHTS -The Company has entered into certain loan repurchase agreements with investors to which they sell mortgage loans. If the borrowers of these loans fail to make payments or irregularities are noted the company may be required to repurchase these loans. If this were to occur, the Company would be severely impacted. To date such an event has not occurred.




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EVIDENCE OF OWNERSHIP INTEREST IN AN ENTITY -Common stock is a financial instrument that is evidence of ownership interest in an entity, but others include preferred stock, partnership agreements, certificates of interest or participation, or warrants or options to subscribe to or purchase stock from the issuing entity.

MARKET RISK -The Company is involved in the real estate loan market. The fluctuations of interest rates or other market conditions within the real estate loan market may have a significant effect on the volume and profitability of business of the company.


NOTE C -COMMITMENTS AND CONTINGENCIES

The Company leases office space for $500 per month with the lease on a monthly basis.


NOTE D -RELATED PARTY TRANSACTIONS

There are no related party transactions except for certain advances/repayment of cash during the period made to/by the principal stockholders.


NOTE E -WAREHOUSE LINE OF CREDIT

The Company has a $2,000,000 line of credit. This line bears interest at the banks Prime lending rate. This lines/facility may only be used to fund pre sold and pre approved secured real estate loans. The Company uses the lines to fund real estate loans and then deliver/sell them to an investor (secondary market). The loans are also collateral for the warehouse lines. When the loans are purchased by an investor, the warehouse bank is repaid immediately. The loans on the warehouses line must be paid off with in 60 days of funding. The line is current on hold.


NOTE F - CREDIT LINE

The Company obtained a $40,000 line of credit for cash flow needs. The line bears interest at a rate based on prime and requires monthly interest and principle payments based on the amount outstanding and a 20 year amortization. The line is renewed on an annual basis.


NOTE G - STOCK INVESTMENT

The Company received 500,000 shares of convertible preferred stock. The company is owned by a publicly traded company and the preferred stock is issued by this company. The preferred stock is valued at the fair market value of the common stock if the preferred stock was converted. The stock is restricted and can not be sold for a period of time.




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NOTE H -INVESTMENT PROPERTY

The Company obtained an investment property and is currently in the process of being sold. The property has a first mortgage of $60,000 which requires monthly interest and principle payments. The Company funded the loan with warehouse funds. The loan had problems and the warehouse bank released their lean in the property. The warehouse line has no claim in the property but may have a unsecured claim on the Company or its owner. The owners of the Company feel no claim will be realized.


NOTE I -INCOME TAXES

The Company files its federal and state income tax returns on a cash basis. The result of this method may result in a difference in the income tax currently payable and the amount accrued on the financial statements. The provision for income taxes details the amounts currently payable and the amount deferred based on the current federal and state rates for a California corporation- Deferred income taxes are recorded to reflect the tax consequence of the uses of cash on future years for the differences between the tax basis of the assets and the liabilities and their financial reporting amounts at each year end.


Current Tax Expense              U.S. Federal              $ 0
                                 California              $ 800
                                                      ----------
                                     Total Current       $ 800

Deferred Tax Expense             U.S. Federal         $ 55,000
                                 California           $ 25,000
                                                      ----------
                                     Total Deferred   $ 80,000
                                                      ----------
    Tax Provision                                     $ 80,800
                                                      ==========
Less amounts recovered from the carryforward
Of prior period taxable losses                        $ 22,000
                                                      ==========

The Company has incurred losses in the Current and/or prior years. These losses may reduce the income tax effect in future years. The total unused losses to be carried forward to future years is 0.


















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